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                                                                   EXHIBIT 10.5

                              AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

       THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 9th day of February 1995, by and among Micro Therapeutics, Inc., a California corporation (the "Company"), persons holding at least a majority of the Registrable Securities under the Investors' Rights Agreement (the "Existing Rights Agreement") dated as of December 21, 1993 (as "Registrable Securities" is defined under the Existing Rights Agreement), the Purchasers under the Series B Preferred Stock Purchase Agreement (the "Series B Agreement") of even date herewith and the holders of Common Stock listed on Schedule A who are parties hereto (the "Common Holders"). Holders of Registrable Securities under the Existing Rights Agreement and the Series B Purchasers are referred to collectively herein as the "Investors."

                                    RECITALS

         WHEREAS, the Company wishes to raise additional capital by issuing Series B Preferred Stock with the rights, privileges and preferences set forth in the Amended and Restated Articles of Incorporation attached to the Series B Agreement;

         WHEREAS, pursuant to Section 3.7 of the Existing Rights Agreement, the Existing Rights Agreement may be amended by written consent of the holders of a majority in interest of the then outstanding Registrable Securities and the Company; and

         WHEREAS, the Company wishes to amend the Existing Rights Agreement in order to give the Series B Purchasers registration rights that are parallel to and pooled with those of the currently outstanding Registrable Securities,

         NOW, THEREFORE, the parties hereby agree that the Existing Rights Agreement is amended and restated in its entirety as follows:

         1. Registration Rights. The Company covenants and agrees as follows:

                 1.1      Definitions.  For purposes of this Section 1:

                          (a)     The term "Act" means the Securities Act of
1933, as amended.

                          (b)     The term "Form S-3" means such form under the
Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                          (c)     The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof.
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                          (d)     The term "1934 Act" means the Securities
Exchange Act of 1934, as amended.

                          (e)     The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                          (f)     The term "Registrable Securities" means (i)
the Common Stock issuable or issued upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under this Section 1 are not assigned.

                          (g)     The term "Registrable Common Stock" means (i)
the shares of Common Stock held by the Common Holders as of the date hereof, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above.

                          (h)     The number of shares of "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                          (i)     The term "SEC" shall mean the Securities and
Exchange Commission.

                 1.2      Request for Registration.

                          (a)     If the Company shall receive at any time
after (i) January 1, 1997, and before the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least a majority of the Registrable Securities then outstanding, or (ii) the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating to either the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from Holders of Registrable Securities covering the registration of Registrable Securities with an anticipated gross offering price of at least $10,000,000, then the Company shall:





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                                  (i)      within ten (10) days of the receipt
thereof, give written notice of such request to all Holders; and

                                  (ii)     effect as soon as practicable, and
in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5., subject to the limitations of subsection 1.2(b).

                          (b)     If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. For purposes of the preceding sentence concerning apportionment, for any Initiating Holder that is a holder of Registrable Securities that is a partnership or corporation, the partners, retired partners and shareholders of such Initiating Holder (and, in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Initiating Holder," and any proportionate reduction with respect to such "Initiating Holder" shall be based upon the aggregate amount of shares carrying registration fights owned by all entities and individuals included in such "Initiating Holder," as defined in this sentence.

                          (c)     Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Initiating





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Holders; provided, however, that the Company may not utilize this right more than twice in any twelve-month period.

                          (d)     In addition, the Company shall not be
obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                                  (i)      After the Company has effected one
registration pursuant to this Section 1.2 that has been declared or ordered effective, provided that such registration was declared or ordered effective subsequent to the closing of the first public offering of the Company's Common Stock (other than an offering relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction);

                                  (ii)     During the period starting with the
date seventy-five (75) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1. 3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                  (iii)    If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.11 below.

                 1.3      Company Registration.

                          (a)     If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders and, in any case, subject to Section 1.3(b) hereof, including a registration in connection with the initial public offering of the Company's Common Stock) any of its capital stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder and Common Holder written notice of such registration. Upon the written request of each Holder and Common Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(b), cause to be registered under the Act all of the Registrable Securities and Registrable Common Stock that each such Holder and Common Holder has requested to be registered.

                          (b)     In connection with any offering under this
Section 1.3 involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' or Common Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected





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by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities and Registrable Common Stock, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities and Registrable Common Stock, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders; provided, however, that no Registrable Securities shall be excluded from such offering until all Registrable Common Stock has first been excluded) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded entirely if the underwriters make the determination described above and no other shareholders securities are included. Any reduction in Registrable Common Stock pursuant to the preceding sentence shall be made among the Common Holders pro rata in proportion to the number of shares requested by each such Common Holder to be included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a holder of Registrable Securities or Registrable Common Stock that is a partnership or corporation, the partners, retired partners and shareholders of such holder (and, in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

                 1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities or Registrable Common Stock, the Company shall, as expeditiously as reasonably possible:

                          (a)     Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed, provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed





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basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                          (b)     Prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                          (c)     Furnish to the Holders and the Common
Holders, as the case may be, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities and Registrable Common Stock owned by them.

                          (d)     Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or the Common Holders, as the case may be; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                          (e)     In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder and Common Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                          (f)     Notify each Holder of Registrable Securities
and each Common Holder of Registrable Common Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                          (g)     Cause all such Registrable Securities and
Registrable Common Stock registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                          (h)     Provide a transfer agent and registrar for
all Registrable Securities and Registrable Common Stock registered pursuant hereto and a CUSIP number for all such





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Registrable Securities and Registrable Common Stock, in each case not later than the effective date of such registration.

                 1.5      Furnish Information.

                          (a)     It shall be a condition precedent to the
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities or Registrable Common Stock of any selling Holder or Common Holder that such Holder or Common Holder shall furnish to the Company such information regarding himself, herself or itself, the Registrable Securities or Registrable Common Stock held by him, her or it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's or Common Holder's Registrable Securities or Registrable Common Stock, as the case may be.

                          (b)     The Company shall have no obligation with
respect to any registration requested pursuant to Section 1.2 or Section 1.11 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.11(b)(2), whichever is applicable.

                 1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless (i) the registration is withdrawn following any deferral of the registration by the Company pursuant to Section 1.2(c); (ii) the registration is withdrawn due to a material adverse change in the Company's business or financial condition; or (iii) the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2.

                 1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities and Registrable Common Stock with respect to the registrations pursuant to Section 1.3 for each Holder and Common Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders and Common Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities and Registrable Common Stock.





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                 1.8      Delay of Registration.  No Holder or Common Holder
shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                 1.9 Indemnification. In the event any Registrable Securities or Registrable Common Stock are included in a registration statement under this Section 1:

                          (a)     To the extent permitted by law, the Company
will indemnify and hold harmless each Holder and Common Holder, any underwriter (as defined in the Act) for such Holder or Common Holder and each person, if any, who controls such Holder, Common Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, Common Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, Common Holder, underwriter or controlling person.

                          (b)     To the extent permitted by law, each selling
Holder and Common Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder or Common Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder or Common Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or Common Holder expressly for use in connection with such registration; and each such Holder and Common Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b) in connection with





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
investigating or defending any such loss, claim, damage, liability or action; provided, however that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder or Common Holder, which consent shall not be unreasonably withheld; and provided, that, in no event shall any indemnity under this subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder or Common Holder.

                          (c)     Promptly after receipt by an indemnified
party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                          (d)     If the indemnification provided for in this
Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          (e)     Notwithstanding the foregoing, to the extent
that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.





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
                          (f)     The obligations of the Company, Holders and
Common Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities or Registrable Common Stock in a registration statement under this Section 1, and otherwise.

                 1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                          (a)     make and keep public information available,
as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                          (b)     take such action, including the voluntary
registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                          (c)     file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                          (d)     furnish to any Holder, so long as the Holder
owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                 1.11 Form S-3 Registration. In case the Company shall receive a written request or requests from Holders of Registrable Securities that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                          (a)     promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                          (b)     as soon as practicable, effect such
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any





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
other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than twice in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this
Section 1.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                          (c)     Subject to the foregoing, the Company shall
file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.11, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be paid by the Company. Registrations effected pursuant to this Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                 1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds the lesser of (i) 200,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations or (ii) all of the Registrable Securities previously owned by the transferring Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned,
(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable

Securities by gift, will or intestate succession) shall be aggregated together and with the partnership and its affiliated partnerships; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 1. The rights of the Common Holders to include the Registrable Common Stock in a registration pursuant to Section 1.3 hereof shall not be assigned by any Common Holder to any assignee or transferee other than to an assignee or transferee who acquires all (but not less than all) of the Registrable Common Stock held by such Common Holder on the date hereof

                 1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his, her or its securities will not reduce the amount of the Registrable Securities of the Holders that is included, (b) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his, her or its securities will not reduce the amount of the Registrable Securities and Registrable Common Stock of the Holders and Common Holders that is included, or (c) to make a demand registration that could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2.

                 1.14 "Market Stand-Off" Agreement. Each Investor and each Common Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                          (a)     all officers and directors of the Company and
all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements;

                          (b)     the Company uses reasonable efforts to obtain
from persons who hold in excess of one percent (1%) of the Company's outstanding capital stock, a lock-up agreement similar to that set forth in this Section 1.14; and

                          (c)     such market stand-off time period shall not
exceed one hundred eighty (180) days.

                 In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities and Registrable Common Stock (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                 Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

                 1.15 Limitations on Disposition. Each Common Holder agrees not to make any disposition of all or any portion of the Registrable Common Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Section 1.14 hereof, provided and to the extent such section is then applicable.

                 1.16 Termination of Registration Rights. The right of any Holder or Common Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities and Registrable Common Stock beneficially owned or subject to Rule 144 aggregation by such Holder or Common Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities and Registrable Common Stock beneficially owned or subject to Rule 144 aggregation by such Holder or Common Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period; provided however, that the provisions of this Section 1.16 shall not apply to any Holder or Common Holder who owns more than two percent (2%) of the Company's outstanding stock until such time as such Holder or Common Holder owns less than two percent (2%) of the outstanding stock of the Company.

         2. Covenants of the Company. The Company covenants and agrees as follows:

                 2.1 Delivery of Financial Statements. The Company shall deliver to each Investor, so long as such Investor holds at least 200,000 shares of Registrable Securities (as adjusted for stock splits, recombinations or reclassifications):

                          (a)     as soon as practicable, but in any event
within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                          (b)     within thirty (30) days of the end of each
month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month (including year to date totals for such statements), in reasonable detail, comparing results to the annual plan and to the prior year comparable period;

                          (c)     as soon as practicable, but by the end of
each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                          (d)     with respect to the financial statements
called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                          (e)     such other information relating to the
financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information unless the Investor agrees in writing to hold such information in confidence.

                 2.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor, provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless the Investor agrees in writing to hold such information in confidence.

                 2.3 Assignment of Information and Inspection Rights. Notwithstanding anything to the contrary in Sections 2.1 or 2.2, the right to receive financial information granted in Section 2.1 and the inspection rights granted in Section 2.2 shall not be assigned to a competitor of the Company. Nothing in this Section 2.3 shall be construed to restrict the right of any Holder to sell shares of Registrable Securities to any purchaser, irrespective of whether such purchaser is a competitor of the Company.

                 2.4 Transactions with Affiliates. The Company shall not, without the approval of a disinterested majority of the Company's Board of Directors, engage in any loans, leases, contracts or other transactions with any director, officer, key employee or greater than ten percent (10%) shareholder of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Board of Directors.

                 2.5 Proprietary Information and Inventions Agreements and Market Stand-Off. The Company will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board of Directors. The Company will use its best efforts to cause all holders of its Common Stock who are not parties hereto to be bound by a market stand-off provision in substantially the form set forth in Section 1.14 hereof.

                 2.6      Insurance.

                          (a)     Except as otherwise decided in accordance
with policies adopted by the Company's Board of Directors, the Company will use its best efforts to maintain in full force and effect at all times from financially sound and reputable insurers, (i) insurance on its assets and those of its subsidiaries that are of an insurable character against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and (ii) insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

                          (b)     The Company covenants that so long as a
representative of Menlo Ventures VI, L.P., Mayfield VII or Mayfield Associates II serves on the Company's Board of Directors, it will use its best efforts to maintain directors' and officers' liability insurance in the minimum amount of $1,000,000, provided that such insurance is available at commercially reasonable rates.

                 2.7 Qualified Small Business Stock. The Company covenants that so long as the Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series B Preferred Stock, or the Common Stock into which it is converted, is held by an Investor (or a transferee in whose hands the Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series B Preferred Stock, or the Common Stock into which it is converted, is eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended), it will use its reasonable efforts to cause the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, or the Common Stock into which it is converted, to qualify as Qualified Business Stock; provided, however, that "reasonable efforts" as used in this Section 2.7 shall not be construed to require the Company to operate its business in a manner that would adversely affect the Company's business as it is contemplated in the Business Plan.

                 2.8 Indemnification. The Company covenants that so long as a representative of Mayfield VII, Mayfield Associates II or Menlo Ventures VI, L.P. serves on the Company's Board of Directors its Restated Articles will provide for the indemnification of the Company's officers and directors to the fullest extent permitted by law.

                 2.9 Termination of Covenants. The covenants set forth in this Section 2 shall terminate as to Investors and be of no further force or effect (i) when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company is subject to the requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur or (ii) as to any Investor, or transferee or assignee of such Investor, who holds less than 200,000 shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series B Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations). The covenants of the Company set forth in this Section 2 are expressly for the benefit of the Investors and their permitted successors and assigns and are not intended to confer on any Common Holder or their successors or assigns any rights or remedies.

                 2.10 Right of First Offer. Subject to the terms and conditions specified in this Section 2.10, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.10, a Major Investor shall mean any Investor who holds 200,000 shares of Registrable Securities. For purposes of this Section 2.10, Investor includes any general partners and affiliates of an Investor.
An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                 Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                          (a)     The Company shall deliver a notice by
nationally recognized overnight courier ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                          (b)     Within twenty (20) calendar days after giving
of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock then held by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities, options or warrants) issued and held, or issuable upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock then held by all the Major Investors. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it ("Fully-Exercising Investor") of any other Major investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock then held by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock then held by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                          (c)     If all Shares referred to in the Notice which
Investors are entitled to obtain pursuant to subsection 2.10(b) are not elected to be obtained as provided in subsection 2.10(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.10(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                          (d)     The right of first offer in this Section 2.10
shall not be applicable (i) to the issuance or sale of 1,000,000 shares of Common Stock (or options therefor) to employees for the primary purpose of soliciting or retaining their employment, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1,
(iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes.

                          (e)     The right of first offer set forth in this
Section 2.10 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders.

                 2.11 Right of Repurchase. The Company covenants that to the extent it has the right to repurchase shares of its Common Stock held by employees, consultants and directors or former employees, consultants and directors at the price such persons paid for such Common Stock, and the Company fails to exercise such right, it will assign such right to George Wallace, Andrew Cragg, Novel Biomedical, Inc., JK Holdings, Inc. and the Investors on a pro rata basis according to the number of shares of Common Stock held by each such person on an as converted basis. The Company covenants further that it will either exercise such right or make such assignment no later than ten (10) days before its right to repurchase such shares terminates.

         3.      Miscellaneous.

                 3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                 3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                 3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized overnight courier or five days after deposit in the U.S. mail, by registered or certified mail postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                 3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                 3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, and, in the case of any provision herein the amendment of which would have an adverse effect on the Common Holders, with the written consent of holders of a majority of the Registrable Common Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                 3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                 3.9 Aggregation of Stock. All shares of Registrable Securities and Registrable Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                 3.10 Entire Agreement, Amendment, Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Investors' Rights Agreement as of the date first above written.

                                           MICRO THERAPEUTICS, INC.

                                  By:      /s/  GEORGE WALLACE
                                           ------------------------------------
                                           George Wallace, President


                                           INVESTORS:

                                           ABS EMPLOYEES' VENTURE FUND LIMITED
                                           PARTNERSHIP

                                           By:
                                           ------------------------------------
                                           Title:
                                           ------------------------------------

                                 Address:  135 East Baltimore Street
                                           Baltimore, MD 21202

                                           DIMA VENTURES, INC.

                                           By:
                                           ------------------------------------
                                           Title:
                                           ------------------------------------

                                 Address:  4199 Campus Drive, #830
                                           Irvine, CA 92715

                                           GETZ BROS. CO., LTD.

                                           By:
                                           ------------------------------------
                                           Title:
                                           ------------------------------------

                                 Address:  150 Post Street
                                           Suite 500
                                           San Francisco, CA 94108

     IN WITNESS WHEREOF, the parties have executed this Investors' Rights Agreement as of the date first above written.

                                     MICRO THERAPEUTICS, INC.

                                 By:
                                     -------------------------------
                                     George Wallace, President

                                     INVESTORS:

                                     ABS EMPLOYEES' VENTURE FUND LIMITED
                                     PARTNERSHIP
                                     BY: Alex. Brown Investments
                                         Incorporated, its General Partner

                                     -------------------------------
                                     By: /s/  MAYO A. SHATTUCK
                                     -------------------------------
                                     Title: Mayo A. Shattuck III, President

                           Address:  135 East Baltimore Street
                                     Baltimore, MD 21202

                                     DIMA VENTURES, INC.

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:  4199 Campus Drive, #830
                                     Irvine, CA 92715

                                     GETZ BROS. CO., LTD.

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:  150 Post Street
                                     Suite 500
                                     San Francisco, CA 94108

                                     -------------------------------
                                     Claude Jaquilard

                           Address:  Residence Pre Olivier
                                     Route De La Branvaude
                                     1290 Chavannes-Des-Bois
                                     Switzerland

                                     MAYFIELD VII

                                     By: /s/
                                     -------------------------------
                                     Title: General Partner
                                     -------------------------------

                           Address:  2800 Sand Hill Road
                                     Suite 250
                                     Menlo Park, CA 94025

                                     MAYFIELD  ASSOCIATES FUND II

                                     By: /s/
                                     -------------------------------
                                     Title: General Partner
                                     -------------------------------

                           Address:  2800 Sand Hill Road
                                     Suite 250
                                     Menlo Park, CA 94025

                                     MENLO VENTURES VI, L.P.

                                     By its General Partner:
                                     MV Management VI, L.P.

                                     By:
                                     -------------------------------
                                     Title:    General Partner

                           Address:  3000 Sand Hill Road
                                     Building 4, Suite 100
                                     Menlo Park, CA 94025

                                     -------------------------------
                                     Claude Jaquilard

                           Address:  Residence Pre Olivier
                                     Route De La Branvaude
                                     1290 Chavannes-Des-Bois
                                     Switzerland

                                     MAYFIELD VII

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:  2800 Sand Hill Road
                                     Suite 250
                                     Menlo Park, CA 94025

                                     MAYFIELD ASSOCIATES FUND II

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:  2800 Sand Hill Road
                                     Suite 250
                                     Menlo Park, CA 94025

                                     MENLO VENTURES VI, L.P.

                                     By its General Partner:
                                     MV Management VI, L.P.

                                     By: /s/
                                     -------------------------------
                                     Title:    General Partner

                           Address:  3000 Sand Hill Road
                                     Building 4, Suite 100
                                     Menlo Park, CA 94025

                                     MENLO ENTREPRENEURS FUND VI, L.P.

                                     By its General Partner:
                                     MV Management VI, L.P.

                                     By: /s/
                                     -------------------------------
                                     Title:    General Partner

                           Address:  3000 Sand Hill Road
                                     Building 4, Suite 100
                                     Menlo Park, CA 94025

                                     VWMTI INVESTORS

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:  1 Maritime Plaza, 11th Floor
                                     San Francisco, CA 94111


                                     -------------------------------
                                     James D. Woodward

                           Address:  9817 Koupela Drive
                                     Raleigh, NC 27614

                                     COMMON HOLDERS:

                                      /s/  GEORGE WALLACE
                                     -------------------------------
                                     George Wallace

                           Address:
                                     -------------------------------

                                     -------------------------------


                                     -------------------------------
                                     Andrew Cragg

                           Address:
                                     -------------------------------

                                     -------------------------------


                                     NOVEL BIOMEDICAL, INC.


                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     JK HOLDINGS, INC.


                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     COMMON HOLDERS:


                                     -------------------------------
                                     George Wallace

                           Address:
                                     -------------------------------

                                     -------------------------------


                                      /s/  ANDREW CRAGG
                                     -------------------------------
                                     Andrew Cragg


                           Address:
                                     -------------------------------

                                     -------------------------------


                                     NOVEL BIOMEDICAL, INC.

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     JK HOLDINGS, INC.

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     COMMON HOLDERS:


                                     -------------------------------
                                     George Wallace

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Andrew Cragg


                           Address:
                                     -------------------------------

                                     -------------------------------


                                     NOVEL BIOMEDICAL, INC.

                                     By: /s/
                                     -------------------------------
                                     Title: President
                                     -------------------------------

                           Address:  13845 Industrial Pk. Blvd.
                                     -------------------------------
                                     Plymouth, MN 55441
                                     -------------------------------

                                     JK HOLDINGS, INC.

                                     By: /s/
                                     -------------------------------
                                     Title: President
                                     -------------------------------

                           Address:  5112 Russell Ave. S.
                                     -------------------------------
                                     Mpls. MN 55410
                                     -------------------------------

                                      /s/  VAUGHN WHALEN
                                     -------------------------------
                                     Vaughn Whalen

                           Address:  3745 Ocana Ave.
                                     -------------------------------
                                     Long Beach, CA 90808
                                     -------------------------------



                                     -------------------------------
                                     Tony Smith, M.D.

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Bruce Feuchter

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Jacques Deuss

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Chuck Benson

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Sidney Brawer

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     -------------------------------
                                     Vaughn Whalen

                           Address:
                                     -------------------------------

                                     -------------------------------


                                      /s/  TONY SMITH
                                     -------------------------------
                                     Tony Smith, M.D.

                           Address:  3120 Medford Road
                                     -------------------------------
                                     Durham, NC 27705
                                     -------------------------------



                                     -------------------------------
                                     Bruce Feuchter

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Jacques Deuss

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Chuck Benson

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Sidney Brawer

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     -------------------------------
                                     Vaughn Whalen

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Tony Smith, M.D.

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Bruce Feuchter

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Jacques Deuss

                           Address:
                                     -------------------------------

                                     -------------------------------


                                     /s/  CHUCK BENSON
                                     -------------------------------
                                     Chuck Benson

                           Address:  720 Lakemead Way
                                     -------------------------------
                                     Redwood City, CA 94052
                                     -------------------------------



                                     -------------------------------
                                     Sidney Brawer

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     -------------------------------
                                     Vaughn Whalen

                          Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Tony Smith, M.D.

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Bruce Feuchter

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Jacques Deuss

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Chuck Benson

                           Address:
                                     -------------------------------

                                     -------------------------------


                                     /s/  SIDNEY BRAWER
                                     -------------------------------
                                     Sidney Brawer

                           Address:  11808 Sunshine Terrace
                                     -------------------------------
                                     Studio City, CA 91604
                                     -------------------------------

                                     -------------------------------
                                     Rodney Miller

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     /s/ Flavio Castaneda
                                     -------------------------------
                                     Flavio Castaneda

                           Address:   4949 Grandview Dr.
                                     -------------------------------
                                      Peoria, IL 61614
                                     -------------------------------


                                    -------------------------------
                                     Will Thehu

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Bill Starling Family Trust

                                     By:
                                     -------------------------------
                                     Title:
                                     -------------------------------

                           Address:
                                     -------------------------------

                                     -------------------------------

                                     -------------------------------
                                     Rodney Miller

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Flavio Castenada

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Will Thehu

                           Address:
                                     -------------------------------

                                     -------------------------------



                                     -------------------------------
                                     Bill Starling Family Trust

                                     By: /s/ WILLIAM N. STARLING JR.
                                     -------------------------------
                                     Title: Trustee
                                     -------------------------------

                           Address:  345 Golden Hills Dr.
                                     -------------------------------
                                     Portola Valley, CA 94028
                                     -------------------------------

                                     INVESTORS

                                     ALEX BROWN INVESTMENTS
                                     INCORPORATED

                                     By: /s/  MAYO A. SHATTUCK III
                                     ----------------------------------
                                        Mayo A. Shattuck III, President

                           Address:  375 West Padonia Road
                                     Timonium, MD 21093

                                       SCHEDULE A

COMMON HOLDERS:

George Wallace
Andrew Cragg
Novel Biomedical, Inc.
JK Holdings, Inc.
Vaughn Whalen
Tony Smith, M.D.
Bruce Feuchter
Jacques Deuss
Chuck Benson
Sidney Brawer
Rodney Miller
Flavio Castaneda
Will Thehu
William N. Starling, Jr., Trustee,
       and Dana Gregory Starling, Trustee of the Starling Family Trust, U/D/T August 15, 1990

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 17th day of May 1996, by and among Micro Therapeutics, Inc., a California corporation (the "Company"), persons holding at least a majority of the Registrable Securities (the "Investors") under the Amended and Restated Investors' Rights Agreement (the "Rights Agreement") dated as of February 9, 1995 (as "Registrable Securities" is defined under the Rights Agreement), the Investors (the "Series C Investors) under the Series C Preferred Stock Purchase Agreement (the "Series C Agreement") of even date herewith and the holders of a majority of the Common Stock listed on the signature pages hereto (the "Common Holders").

         NOW, THEREFORE, the parties hereto agree that the Rights Agreement is amended as expressly provided herein and except as expressly amended continues in full force and effect as otherwise existing.

         1. Definitions. Certain definitions contained in Section 1.1 of the Rights Agreement are amended to read in full as follows:

                          (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or Registrable Common Stock or any assignee thereof in accordance with Section 1.12 hereof.

                          (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under this Section 1 are not assigned.

         2. Qualified Small Business Stock. Section 2.7 of the Rights Agreement shall be amended to add Series C Preferred Stock to the stock that shall be covered by the provisions therein.

         3. The parties to the Rights Agreement shall include the Series C Investors.

         4. Except as expressly provided herein the Rights Agreement continues in full force and effect.

                     [Signature pages of FIRST AMENDMENT TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       MICRO THERAPEUTICS, INC.

                                       By: /s/ GEORGE WALLACE
                                           ------------------------------------
                                                George Wallace, President

                        Address:       1062 Calle Negocio #F
                                       San Clemente, California  92673

                                       INVESTORS:

                                       MAYFIELD VII

                                       By:  Mayfield VII Management Partners,
                                            a California Limited Partnership,
                                            its General Partner

                                       By:
                                           ------------------------------------
                                       Title:  Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MAYFIELD ASSOCIATES FUND II,
                                       a California Limited Partnership


                                       By:
                                           ------------------------------------
                                       Title:   Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MENLO VENTURES VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:
                                           ------------------------------------
                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                     [Signature pages of FIRST AMENDMENT TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       MICRO THERAPEUTICS, INC.

                                       By:
                                           ------------------------------------
                                                George Wallace, President

                        Address:       1062 Calle Negocio #F
                                       San Clemente, California  92673

                                       INVESTORS:

                                       MAYFIELD VII

                                       By:  Mayfield VII Management Partners,
                                            a California Limited Partnership,
                                            its General Partner

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:  Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MAYFIELD ASSOCIATES FUND II,
                                       a California Limited Partnership


                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:   Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MENLO VENTURES VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:
                                           ------------------------------------
                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                     [Signature pages of FIRST AMENDMENT TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       MICRO THERAPEUTICS, INC.

                                       By:
                                           ------------------------------------
                                                George Wallace, President

                        Address:       1062 Calle Negocio #F
                                       San Clemente, California  92673

                                       INVESTORS:

                                       MAYFIELD VII

                                       By:  Mayfield VII Management Partners,
                                            a California Limited Partnership,
                                            its General Partner

                                       By:
                                           ------------------------------------
                                       Title:  Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MAYFIELD ASSOCIATES FUND II,
                                       a California Limited Partnership


                                       By:
                                           ------------------------------------
                                       Title:   Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MENLO VENTURES VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                                       MENLO ENTREPRENEURS FUND VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                                       COMMON HOLDERS:

                                        /s/ GEORGE WALLACE
                                       ----------------------------------------
                                       George Wallace


                        Address:       1062 Calle Negocio #F
                                       San Clemente, California  92673


                                       ----------------------------------------
                                       Andrew Cragg

                        Address:       6101 Code Avenue
                                       Edina, Minnesota  55436


                                       SERIES C INVESTORS:

                                       MAYFIELD VII


                                       By:
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MENLO ENTREPRENEURS FUND VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:
                                           ------------------------------------
                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                                       COMMON HOLDERS:


                                       ----------------------------------------
                                       George Wallace


                        Address:       1062 Calle Negocio #F
                                       San Clemente, California  92673


                                       ----------------------------------------
                                       Andrew Cragg

                        Address:       6101 Code Avenue
                                       Edina, Minnesota  55436


                                       SERIES C INVESTORS:

                                       MAYFIELD VII

                                       By:  Mayfield VII Management Partners,
                                            a California Limited Partnership,
                                            its General Partner

                                            By:  [SIGNATURE]
                                                -------------------------------
                                            Title:  Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025

                                       MAYFIELD ASSOCIATES FUND II,
                                       a California Limited Partnership

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:   Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025


                                       MENLO VENTURES VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:
                                           ------------------------------------
                                       Title:  General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025


                                       MENLO ENTREPRENEURS FUND VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:
                                           ------------------------------------
                                       Title:  General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                                       MAYFIELD ASSOCIATES FUND II

                                       By:
                                           ------------------------------------
                                       Title:   Authorized Signatory

                        Address:       2800 Sand Hill Road
                                       Suite 250
                                       Menlo Park, CA 94025


                                       MENLO VENTURES VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:  General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025


                                       MENLO ENTREPRENEURS FUND VI, L.P.

                                       By its General Partner:
                                       MV Management VI, L.P.

                                       By:  [SIGNATURE]
                                           ------------------------------------
                                       Title:  General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 100
                                       Menlo Park, CA 94025

                                       KINGSBURY CAPITAL PARTNERS II, L.P.

                                       By:  KINGSBURY ASSOCIATES, L.P.
                                            General Partner

                                            By:  /s/ TIMOTHY P. WOLLAEGER
                                                -------------------------------
                                                Timothy P. Wollaeger
                                                General Partner

                        Address:       3655 Nobel Drive, Suite 490
                                       San Diego, CA 92122


                                       THE ALLEN INVESTMENT PARTNERSHIP

                                       By:  /s/ DICK ALLEN
                                           ------------------------------------

                                       Title:  MANAGING PARTNER
                                              ---------------------------------

                        Address:       4199 Campus Drive, Suite 830
                                       Irvine, CA 92715


                                       GETZ BROS. CO., LTD.

                                       By:
                                           ------------------------------------
                                           Ray Simkins

                                       Title:
                                              ---------------------------------

                        Address:       Sumitomo Seimei Aoyama Bldg.
                                       3-1-30, Minami-Aoyama, Minato-Ku
                                       Tokyo 107 Japan


                                       GLYNN VENTURES III L.P.

                                       By:
                                           ------------------------------------
                                           John Glynn

                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 235
                                       Menlo Park, CA 94025

                                       KINGSBURY CAPITAL PARTNERS II, L.P.

                                       By:  KINGSBURY ASSOCIATES, L.P.
                                            General Partner

                                            By:
                                                -------------------------------
                                                Timothy P. Wollaeger
                                                General Partner

                        Address:       3655 Nobel Drive, Suite 490
                                       San Diego, CA 92122


                                       THE ALLEN INVESTMENT PARTNERSHIP

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

                        Address:       4199 Campus Drive, Suite 830
                                       Irvine, CA 92715


                                       GETZ BROS. CO., LTD.

                                       By:  /s/ PAUL BOND
                                           ------------------------------------
                                           For Ray Simkins

                                       Title:  VICE PRESIDENT
                                              ---------------------------------

                        Address:       Sumitomo Seimei Aoyama Bldg.
                                       3-1-30, Minami-Aoyama, Minato-Ku
                                       Tokyo 107 Japan


                                       GLYNN VENTURES III L.P.

                                       By:
                                           ------------------------------------
                                           John Glynn

                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 235
                                       Menlo Park, CA 94025

                                       KINGSBURY CAPITAL PARTNERS II, L.P.

                                       By:  KINGSBURY ASSOCIATES, L.P.
                                            General Partner

                                            By:
                                                -------------------------------
                                                Timothy P. Wollaeger
                                                General Partner

                        Address:       3655 Nobel Drive, Suite 490
                                       San Diego, CA 92122


                                       THE ALLEN INVESTMENT PARTNERSHIP

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

                        Address:       4199 Campus Drive, Suite 830
                                       Irvine, CA 92715


                                       GETZ BROS. CO., LTD.

                                       By:
                                           ------------------------------------
                                           Ray Simkins

                                       Title:
                                              ---------------------------------

                        Address:       Sumitomo Seimei Aoyama Bldg.
                                       3-1-30, Minami-Aoyama, Minato-Ku
                                       Tokyo 107 Japan


                                       GLYNN VENTURES III L.P.

                                       By:  /s/ JOHN GLYNN
                                           ------------------------------------
                                           John Glynn

                                       Title:   General Partner

                        Address:       3000 Sand Hill Road
                                       Building 4, Suite 235
                                       Menlo Park, CA 94025

                                       COMDISCO, INC.

                                       By:  /s/ JAMES P. LABE
                                           ------------------------------------
                                           JAMES P. LABE, PRESIDENT
                                           VENTURE LEASE DIVISION

                                       Title:
                                              ---------------------------------

                        Address:       6111 N. River Road
                                       Rosemont, IL 60018


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025

                                        /s/ SAMUEL E. NAVARRO
                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro

                                        /s/ KEVIN KOTLER
                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler

                                        /s/ DAVID H. MacCALLUM
                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum

                                        /s/ LORI A. GONYE
                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye

                                        /s/ MICHAEL COHEN
                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen

                                        /s/ LISA FRITZ
                                       ----------------------------------------
                                       Lisa Fritz


                                       ----------------------------------------
                                       H. Gill Sawhney

                                       COMDISCO, INC.

                                       By:
                                           ------------------------------------
                                           Kevin J. McQuillan

                                       Title:
                                              ---------------------------------

                        Address:       3000 Sand Hill Road
                                       Building 1, Suite 290
                                       Menlo Park, CA 94025


                                       ----------------------------------------
                                       Samuel E. Navarro


                                       ----------------------------------------
                                       Kevin Kotler


                                       ----------------------------------------
                                       David H. MacCallum


                                       ----------------------------------------
                                       Lori A. Gonye


                                       ----------------------------------------
                                       Michael Cohen


                                       ----------------------------------------
                                       Lisa Fritz

                                        /s/ H. GILL SAWHNEY
                                       ----------------------------------------
                                       H. Gill Sawhney

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 27th day of June 1996, by and among Micro Therapeutics, Inc., a California corporation (the "Company"), persons holding at least a majority of the Registrable Securities (the "Investors") under the First Amendment to Amended and Restated Investors' Rights Agreement (the "Rights Agreement") dated as of May 17, 1996 (as "Registrable Securities" is defined under the Rights Agreement), the Investors (the "Series C Investors") under the First Amendment to Series C Preferred Stock Purchase Agreement (the "Series C Agreement"), of even date herewith and the holders of a majority of the Common Stock listed on the signature pages hereto (the "Common Holders").

         NOW, THEREFORE, the parties hereto agree that the Rights Agreement is amended as expressly provided herein and except as expressly amended continues in full force and effect as otherwise existing.

         1. The parties to the Rights Agreement shall include The CIT Group/Venture Capital, Inc. and R. Simkins 1995 Trust, and each such party agrees to be bound by the terms and conditions of the Rights Agreement.

         2. Except as expressly provided herein the Rights Agreement continues in full force and effect.

                     [Signature pages of SECOND AMENDMENT TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                               MICRO THERAPEUTICS, INC.

                               By:   /s/ George Wallace
                                  ----------------------------------------------
                                     George Wallace, President

              Address:         1062 Calle Negocio #F
                               San Clemente, California  92673

                               INVESTORS:

                               MAYFIELD VII

                               By:   Mayfield VII Management Partners, a
                                     California Limited Partnership, its General
                                     Partner

                                     By:      /s/ [SIGNATURE]
                                        ----------------------------------------
                                     Title:   Authorized Signatory

              Address:         2800 Sand Hill Road
                               Suite 250
                               Menlo Park, CA 94025

                               MAYFIELD ASSOCIATES FUND II, a California
                               Limited Partnership


                               By:      /s/ [SIGNATURE]
                                  ----------------------------------------------
                               Title:   Authorized Signatory

              Address:         2800 Sand Hill Road
                               Suite 250
                               Menlo Park, CA 94025

                               MENLO VENTURES VI, L.P.

                               By its General Partner:
                               MV Management VI, L.P.

                               By:      /s/ [SIGNATURE]
                                  ----------------------------------------------
                               Title:   General Partner

              Address:         3000 Sand Hill Road
                               Building 4, Suite 100
                               Menlo Park, CA 94025

                               MENLO ENTREPRENEURS FUND VI, L.P.

                               By its General Partner:
                               MV Management VI, L.P.

                               By:   /s/ [SIGNATURE]
                                  ----------------------------------------------
                               Title: General Partner

              Address:         3000 Sand Hill Road
                               Building 4, Suite 100
                               Menlo Park, CA 94025

                               COMMON HOLDERS:

                               /s/ George Wallace
                               -------------------------------------------------
                               George Wallace


              Address:         1062 Calle Negocio #F
                               San Clemente, California  92673


                               /s/ Andrew Cragg
                               -------------------------------------------------
                               Andrew Cragg

              Address:         6101 Code Avenue
                               Edina, Minnesota  55436


                               SERIES C INVESTORS:

                               MAYFIELD VII

                               By:   Mayfield VII Management Partners, a
                                     California Limited Partnership, its General
                                     Partner

                                     By:      /s/ [SIGNATURE]
                                        ----------------------------------------
                                     Title:   Authorized Signatory

              Address:         2800 Sand Hill Road
                               Suite 250
                               Menlo Park, CA 94025

                           MAYFIELD ASSOCIATES FUND II, a California
                           Limited Partnership

                           By:      /s/ [SIGNATURE]
                              --------------------------------------------------
                           Title:   Authorized Signatory

          Address:         2800 Sand Hill Road
                           Suite 250
                           Menlo Park, CA 94025


                           MENLO VENTURES VI, L.P.

                           By its General Partner:
                           MV Management VI, L.P.

                           By:      /s/ [SIGNATURE]
                              --------------------------------------------------
                           Title:   General Partner

          Address:         3000 Sand Hill Road
                           Building 4, Suite 100
                           Menlo Park, CA 94025


                           MENLO ENTREPRENEURS FUND VI, L.P.

                           By its General Partner:
                           MV Management VI, L.P.

                           By:      /s/ [SIGNATURE]
                              --------------------------------------------------
                           Title:   General Partner

          Address:         3000 Sand Hill Road
                           Building 4, Suite 100
                           Menlo Park, CA 94025

                           KINGSBURY CAPITAL PARTNERS L.P. II

                           By:      KINGSBURY ASSOCIATES, L.P.
                                    General Partner

                                    By:
                                       -----------------------------------------
                                         Timothy P. Wollaeger
                                         General Partner

          Address:         3655 Nobel Drive, Suite 490
                           San Diego, CA 92122


                           THE ALLEN INVESTMENT PARTNERSHIP

                           By:      /s/ Dick Allen
                              --------------------------------------------------

                           Title:   /s/ Managing Partner
                                 -----------------------------------------------

          Address:         4199 Campus Drive, Suite 830
                           Irvine, CA 92715


                           GETZ BROS. CO., LTD.

                           By:      /s/ Paul Bond
                              --------------------------------------------------
                                    Paul Bond

                           Title:   Vice President
                                 -----------------------------------------------

          Address:         Sumitomo Seimei Aoyama Bldg.
                           3-1-30, Minami-Aoyama, Minato-Ku
                           Tokyo 107 Japan


                           GLYNN VENTURES III L.P.

                           By:
                              --------------------------------------------------
                                    John Glynn

                           Title:   General Partner

          Address:         3000 Sand Hill Road
                           Building 4, Suite 235
                           Menlo Park, CA 94025

                           COMDISCO, INC.

                           By:
                              --------------------------------------------------
                                    Kevin J. McQuillan

                           Title:
                                 -----------------------------------------------

          Address:         3000 Sand Hill Road
                           Building 1, Suite 290
                           Menlo Park, CA 94025

                           THE CIT GROUP/VENTURE CAPITAL, INC.

                           By:      /s/ Bruce R. Schackman
                              --------------------------------------------------
                                    Bruce R. Schackman

                           Title: Vice President

          Address:         650 CIT Drive
                           Livingston, New Jersey  07039


                           R. SIMKINS 1995 TRUST

                           By:
                              --------------------------------------------------
                                    Ray Simkins
                           Title: Trustee


                           -----------------------------------------------------
                           Samuel E. Navarro


                           -----------------------------------------------------
                           Kevin Kotler


                           -----------------------------------------------------
                           David H. MacCallum


                           -----------------------------------------------------
                           Lori A. Gonye


                           -----------------------------------------------------
                           Michael Cohen


                           -----------------------------------------------------
                           Lisa Fritz


                           -----------------------------------------------------
                           Gill H. Sawhney